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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported): June 26, 2000
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                             Entrust Technologies Inc.
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               (Exact Name of Registrant as Specified in its Charter)

                                      Maryland
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                   (State or Other Jurisdiction of Incorporation)

           000-24733                                62-1670648
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    (Commission File Number)          (I.R.S. Employer Identification No.)

One Preston Park South, 4975 Preston Park Blvd., Suite 400, Plano, TX   75093
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              (Address of Principal Executive Offices)                (Zip Code)


                                (972) 943-7300
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               (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On June 26, 2000 (the "Effective Date"), Entrust Technologies Inc. (the "Company" or "Entrust") completed its acquisition of enCommerce, Inc., a California corporation ("enCommerce"), pursuant to an Agreement and Plan of Merger dated April 18, 2000 (the "Merger Agreement") by and among the Company, Enable Acquisition Corp., a California corporation and a wholly-owned subsidiary of the Company ("Sub"), and enCommerce.

     Pursuant to the Merger Agreement, Sub merged with and into enCommerce on the Effective Date, whereupon enCommerce became a wholly-owned subsidiary of the Company (the "Merger"). In connection with the Merger, Entrust issued an aggregate of 8,548,177 shares of its Common Stock, $0.01 par value per share (the "Merger Shares"), in exchange for all of the outstanding shares of enCommerce capital stock. In addition, the outstanding options and warrants of enCommerce as of the Effective Date were converted into options and warrants to purchase an aggregate of 1,701,823 shares of the Company's Common Stock. A total of 854,823 Merger Shares (the "Escrow Shares") have been placed in escrow in accordance with the terms of a related escrow agreement for the purpose of satisfying any indemnification obligations of the enCommerce shareholders. Any Escrow Shares remaining in escrow on June 26, 2001 will be released to the former shareholders of enCommerce in accordance with the escrow agreement. Upon completion of the Merger, the Company elected J. Alberto Yepez, the former chairman of the board of directors, president and chief executive officer of enCommerce, to its board of directors.

     In connection with the Merger, Entrust entered into employment letters with the following former key officers of enCommerce, and the Board of Directors of Entrust elected such individuals to the following offices: J. Alberto Yepez (President, Entrust Ventures Group), Hector Saldana (Senior Vice President, Sales for Asia/Pacific), Teresa Win (Vice President, Product Development), Paul Doscher (Executive Vice President, Marketing and Business Development) and Thomas L. Cronan, III (Vice President, General Counsel for U.S. Operations and Assistant Secretary).

     In connection with the Merger, the Company applied for and obtained from the California Department of Corporations a Permit dated June 14, 2000 to issue the Merger Shares pursuant to an exemption from registration under Section 3(a)(10) of the Securities Act of 1933, as amended.

     The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. The Company used authorized but previously unissued shares of its Common Stock as consideration in the Merger, which the Company expects to treat as a purchase for accounting purposes. The terms of the Merger Agreement and the Merger were determined on the basis of "arm's-length" negotiations. The board of directors of the Company and the board of directors and the shareholders of enCommerce approved the Merger Agreement and the Merger. Prior to the execution of the Merger Agreement, none of the Company, its affiliates, officers or directors or any associate of any such officer or director, had any material relationship with enCommerce or any of the shareholders of enCommerce.
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     Prior to the Merger, enCommerce was a global portal infrastructure company and a provider of software and services designed to manage electronic business relationships. The Company currently intends to continue enCommerce's business substantially in the manner conducted by enCommerce immediately prior to the Merger.

     The foregoing description of the Merger Agreement does not purport to be complete and is qualified by reference to the full text of the Merger Agreement, which was filed as Exhibit 2 to the Current Report on Form 8-K filed May 1, 2000, as amended by Amendment No. 1 on Form 8-K/A filed May 9, 2000, and is incorporated herein by reference. The Company's press release dated June 27, 2000 which is filed as Exhibit 99.1 to this Current Report on Form 8-K, is also incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired.

     The financial statements of enCommerce required by this item are not included in this initial report. The required financial statements will be filed by amendment no later than September 11, 2000.

(b)  Pro Forma Financial Information.

     The pro forma financial information required by this item is not included in this initial report. The required pro forma financial information will be filed by amendment no later than September 11, 2000.

(c)  Exhibits.

     See Exhibit Index attached hereto.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 10, 2000                    ENTRUST TECHNOLOGIES INC.
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                                              (Registrant)


                                        By: /s/ John A. Ryan
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                                           John A. Ryan
                                           President and
                                           Chief Executive Officer
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                                 EXHIBIT INDEX


Exhibit
Number                       Description

  2 * Agreement and Plan of Merger, dated as of April 18, 2000, by and among Entrust Technologies Inc., Enable Acquisition Corp. and enCommerce, Inc. (incorporated herein by reference to Exhibit 2 to the Company's Current Report on Form 8-K dated April 18, 2000 filed on May 1, 2000.)

 99.1  Press Release dated June 27, 2000.



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*   The Company hereby agrees to furnish supplementally a copy of any omitted schedules to the Merger Agreement to the Securities and Exchange Commission upon request.